UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2005

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Page Mill Road, Palo Alto, California 94306

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 3, 2005, Agilent Technologies, Inc. completed the sale of certain assets of its camera module business to Flextronics. Exhibit 99.1 attached hereto sets forth historical financial information of our semiconductor products business, including and excluding the camera module business. Subsequent to the sale of its camera module business, Agilent will remain in the business of designing and selling image sensors (chips) and will continue to invest in developing and marketing image sensor solutions for mobile, consumer and automotive applications.

Item 9.01 Financial Statements and Exhibits

Exhibit
99.1	Historical financial information of Agilent’s semiconductor products business, including and excluding the camera module business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ MARIE OH HUBER
Name:	Marie Oh Huber
Title:	Vice President, Assistant Secretary and
Assistant General Counsel

Date: February 4, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Historical financial information of Agilent’s semiconductor products business, including and excluding the camera module business.